                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-04015
                                                      ---------

                       Eaton Vance Tax-Managed Value Fund
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   October 31
                                   ----------
                             Date of Fiscal Year End

                                October 31, 2003
                                ----------------
                            Date of Reporting Period


ITEM 1. REPORTS TO STOCKHOLDERS

[EATON VANCE(R) MANAGED INVESTMENTS LOGO]

[PHOTO IMAGE]

ANNUAL REPORT OCTOBER 31, 2003

EATON VANCE TAX-MANAGED VALUE FUND

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                  PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.


                                IMPORTANT NOTICE
                             REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2003
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

For the one-year period ended October 31, 2003, the Fund's Class A shares had a return of 15.74%. That return was the result of an increase in net asset value
(NAV) per share from $10.77 on October 31, 2002, to $12.46 on October 31, 2003.(1) The Fund's Class B shares had a return of 14.87% for the same period, the result of an increase in NAV per share from $10.22 to $11.74.(1) The Fund's Class C shares had a return of 14.87% for the same period, the result of an increase in NAV per share from $10.49 to $12.05.(1) The Fund's Class D shares had a return of 14.87% for the same period, the result of an increase in NAV per share from $8.61 to $9.89.(1) Additional information about the Fund's performance (including after-tax performance) appears on page 6.

By comparison, the Russell 1000 Value Index - an unmanaged market index of value stocks - had a total return of 22.88% for the year ended October 31, 2003.(2) The S&P 500 Index - a broad-based, unmanaged market index commonly used as a measure of overall stock market performance - returned 20.79% for the same period.(2)

A CLOSER LOOK AT THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003...

In May of this year, Congress passed legislation that included several provisions that affect individual investors. The most important aspects of the Jobs and Growth Tax Relief Reconciliation Act of 2003 for individuals are a lowering of tax rates for ordinary income and long-term capital gains and a change in the tax treatment of qualifying dividend income, which is now taxed at the same rates as long-term capital gains, rather than as ordinary income.

The biggest change for equity investors is that qualifying dividend income is now taxed at much lower rates than other investment income and short-term gains (maximum rate of 15% vs. 35%). The spread between short-term and long-term capital gains tax rates has also increased. These changes increase the importance of achieving a mix of returns that emphasizes long-term gains and qualifying dividends over less favorably taxed short-term gains and non-qualifying dividends and other investment income. Deferring taxes on long-term gains continues to be of significant value, particularly for investors with longer time horizons and for assets earmarked for inheritance.

WITH TODAY'S LOWER TAX RATES, IT IS STILL IMPORTANT FOR INVESTORS TO CONSIDER TAX EFFECTS...

Taxes continue to be the single largest cost borne by long-term equity investors. Strategies to minimize tax effects can add substantial value to taxable accounts without sacrificing performance or adding to portfolio risk. Just as before, it makes sense for taxpayers to invest in funds that share their objective of after-tax returns.

                                                     Sincerely,

                                                     /s/ Thomas E. Faust Jr.

                                                     Thomas E. Faust Jr.
                                                     President
                                                     December 5, 2003

TEN LARGEST HOLDINGS(4)

Citigroup, Inc.                           2.4%
Wells Fargo & Co.                         2.1
Metlife, Inc.                             2.1
Alcoa, Inc.                               2.1
Wachovia Corp.                            2.0
International Business Machines Corp.     2.0
Washington Mutual, Inc.                   2.0
TJX Companies, Inc.                       2.0
Bank of America Corp.                     1.9
ConocoPhillips                            1.9

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C, and Class D shares. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)  It is not possible to invest directly in an Index.

(3) Ten largest holdings accounted for 20.5% of the Portfolio's net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2003
MANAGEMENT DISCUSSION

AN INTERVIEW WITH MICHAEL R. MACH, PORTFOLIO MANAGER OF TAX-MANAGED VALUE PORTFOLIO

[PHOTO OF MICHAEL R. MACH]
Michael R. Mach, CFA
Portfolio Manager

Q: MICHAEL, CAN YOU GIVE US AN OVERVIEW OF HOW THE STOCK MARKETS PERFORMED
   OVER THE LAST 12 MONTHS?

A: After several years of disappointing returns, the broad equity market rebounded smartly in 2003. Fundamental factors helping to drive stocks higher in recent months included a strengthening U.S. economy and an improved outlook for corporate earnings. The fact that interest rates and inflation remained low by historical standards also supported higher equity prices. Another positive has been the Jobs and Growth Tax Relief Reconciliation Act of 2003, signed into law by President Bush on May 28th of this year. The 2003 Tax Act lowered tax rates both on capital gains and on dividend income generated by qualifying equity investments.


Q: WHILE THE FUND POSTED A SOLID DOUBLE-DIGIT RETURN LAST YEAR, ITS RATE OF
   INCREASE LAGGED THAT OF THE OVERALL STOCK MARKET. WOULD YOU COMMENT ON
   THIS?

A: In the early phases of an equity market recovery, it is not uncommon for many of the best performing stocks to be found among lower-priced, lower-quality issues. Quite often, many of the stocks enjoying the strongest rebounds are the same stocks that suffered the sharpest losses during the market's decline. That has been very much the case in recent periods. While the Portfolio greatly benefited from generally avoiding lower-quality issues during the market's decline, not owning these fallen angels has limited our participation in the market's latest 12-month advance.


Q: WERE THERE ANY CHANGES IN THE PORTFOLIO'S INVESTMENT PHILOSOPHY OVER THE
   PAST 12 MONTHS?

A: The Portfolio's investment objective is to achieve long-term, after-tax returns for its shareholders. The Portfolio pursues its objective by continuing to adhere to a value-oriented philosophy of investing in a diversified portfolio of value stocks. Generally, we seek stocks of companies that we characterize as having strong business franchises and attractive growth prospects. Our philosophy is to buy shares in such companies only when, in our opinion, they are inexpensive or undervalued relative to the overall stock market.


[CHART]

FIVE LARGEST SECTOR POSITIONS+
By total net assets

Banks - Regional                14.4%
Oil and Gas - Integrated         7.0%
Electric Utilities               6.9%
Financial Services               6.9%
Communications Svcs.             5.7%

+ Sector positions are subject to change due to active management.

Q: WHAT MARKET SECTORS POSITIVELY IMPACTED PERFORMANCE IN THE PAST YEAR?

A: The Portfolio benefited from favorable stock selection and sector-weighting decisions in the telecommunications services, utilities, and materials sectors. Over the past year, the Portfolio was underweighted versus the benchmark Russell 1000 Value Index in telecommunications service stocks, a sector that badly lagged the overall market.* Conversely, it was overweighted in both the utilities and materials sectors, each of which strongly outperformed the broad market averages. Both of these sector positions contributed to overall performance.


Q: AND WHAT MARKET SECTORS HELD BACK PERFORMANCE OVER THE PAST YEAR?

A: The Portfolio's stock selection and sector weighting decisions in the information technology and financial services sectors detracted most from the year's performance. These two sectors both outperformed the market, and the Portfolio was modestly underrepresented in each of them. The performance of the stocks held by the Portfolio in these sectors was also sub-par. Again, we believe this was a reflection of our focus on owning companies with strong business franchises and the market's recent preference for lower-quality issues.


Q: DO YOU HAVE ANY ADDITIONAL THOUGHTS FOR SHAREHOLDERS?

A: We believe the stocks now held in the Portfolio are attractively valued and well positioned to generate after-tax returns for shareholders. Given a growing pool of older and more conservative investors, the more favorable tax treatment now accorded to dividends generated by common stocks, and the recent market underperformance of higher quality dividend-paying equities, we believe the prospects for the types of stocks now held in the Portfolio are quite favorable. Longer term, we believe the Portfolio's disciplined value style and its research-driven investment process will continue to make it an attractive opportunity for long-term wealth creation.

   In closing, I would like to thank my fellow shareholders for their continued confidence and participation in Eaton Vance Tax-Managed Value Fund.

    THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

* It is not possible to invest directly in an Index.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2003
PERFORMANCE

[CHART]

      Comparison of Change in Value of a $10,000 Investment in Eaton Vance
         Tax-Managed Value Fund, Class A, vs. the S&P 500 Index and the
                            Russell 1000 Value Index*
                      December 31, 1999 - October 31, 2003

                  EATON VANCE TAX-MANAGED VALUE FUND - CLASS A
                               Inception: 12/27/99

                FUND          FUND                        RUSSELL
              VALUE AT     VALUE WITH      S&P 500      1000 VALUE
DATE             NAV      SALES CHARGE      INDEX         INDEX
----------    --------    ------------    ---------    ------------
12/31/1999      10,000            9425       10,000          10,000
 1/31/2000       9,635         9080.78        9,498           9,674
 2/29/2000       9,261         8727.95        9,318           8,955
 3/31/2000      10,286         9693.59       10,229          10,048
 4/30/2000      10,502         9897.86        9,921           9,931
 5/31/2000      10,778        10157.84        9,718          10,035
 6/30/2000      10,296         9702.88        9,957           9,577
 7/31/2000      10,463         9860.72        9,802           9,697
 8/31/2000      11,212        10566.39       10,410          10,238
 9/30/2000      11,517        10854.22        9,861          10,332
10/31/2000      11,970        11281.34        9,819          10,586
11/30/2000      11,685        11012.07        9,045          10,193
12/31/2000      12,473        11754.87        9,090          10,704
 1/31/2001      12,640        11912.72        9,412          10,745
 2/28/2001      12,581        11857.01        8,554          10,446
 3/31/2001      12,187        11485.61        8,013          10,077
 4/30/2001      12,749        12014.85        8,635          10,571
 5/31/2001      13,172        12414.11        8,693          10,809
 6/30/2001      12,808        12070.57        8,481          10,569
 7/31/2001      12,768        12033.42        8,398          10,547
 8/31/2001      12,581        11857.01        7,873          10,124
 9/30/2001      11,616        10947.07        7,237           9,411
10/31/2001      11,596         10928.5        7,375           9,330
11/30/2001      12,207        11504.18        7,941           9,872
12/31/2001      12,591        11866.29        8,010          10,105
 1/31/2002      12,394        11680.59        7,893          10,027
 2/28/2002      12,404        11689.88        7,741          10,043
 3/31/2002      12,818        12079.85        8,032          10,518
 4/30/2002      12,502        11782.73        7,546          10,158
 5/31/2002      12,542        11819.87        7,490          10,208
 6/30/2002      11,892        11207.06        6,957           9,622
 7/31/2002      10,847        10222.84        6,415           8,728
 8/31/2002      10,975        10343.55        6,457           8,794
 9/30/2002       9,990         9415.04        5,756           7,816
10/31/2002      10,611           10000        6,262           8,395
11/30/2002      10,936        10306.41        6,630           8,924
12/31/2002      10,556         9948.53        6,241           8,537
 1/31/2003      10,251         9660.57        6,077           8,330
 2/28/2003       9,994         9419.06        5,986           8,108
 3/31/2003      10,044          9465.5        6,044           8,122
 4/30/2003      10,704        10087.86        6,542           8,836
 5/31/2003      11,256        10608.05        6,886           9,407
 6/30/2003      11,424        10765.96        6,974           9,525
 7/31/2003      11,473        10812.41        7,097           9,667
 8/31/2003      11,719        11044.63        7,235           9,817
 9/30/2003      11,631        10961.03        7,159           9,721
10/31/2003      12,281        11574.11        7,563          10,316

PERFORMANCE+                                   CLASS A    CLASS B    CLASS C   CLASS D
--------------------------------------------------------------------------------------
Average Annual Total Returns (at
  net asset value)

One Year                                        15.74%     14.87%     14.87%    14.87%
Life of Fund++                                   5.89%      4.31%      5.06%    -0.42%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                         9.06%      9.87%     13.87%     9.87%
Life of Fund++                                   4.27%      3.60%      5.06%    -1.95%

++ Inception Dates - Class A: 12/27/99; Class B: 1/18/00; Class C: 1/24/00; Class D:3/15/01

* Source: Thomson Financial. Investment operations commenced 12/27/99. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

    The chart compares the Fund's total return with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of value stocks, and the S&P 500 Composite Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The Indexes' returns use net dividends which reflect the deduction of withholding taxes. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indexes. An investment in the Fund's Class B shares on 1/18/00 at net asset value would have grown to $11,740 on October 31, 2003; $11,440 less the applicable CDSC. An investment in the Fund's Class C shares on 1/24/00 at net asset value would have grown to $12,050 on October 31, 2003. An investment in the Fund's Class D shares on 3/15/01 at net asset value would have grown to $9,890 on October 31, 2003; $9,494 less the applicable CDSC. The Indexes' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC imposed in the first year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

AFTER-TAX PERFORMANCE
AS OF OCTOBER 31, 2003

The tables below set forth the pre-tax and after-tax performance for the Fund. After-tax performance reflects the impact of federal income taxes on Fund distributions of dividends and capital gains, as well as capital gains taxes on the sale of Fund shares, while pre-tax performance does not. Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED OCTOBER 31, 2003)
RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          15.74%           5.89%
Return After Taxes on Distributions          15.72%           5.89%
Return After Taxes on Distributions
and Sale of Fund Shares                      10.23%           5.06%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           9.06%           4.27%
Return After Taxes on Distributions           9.04%           4.27%
Return After Taxes on Distributions
and Sale of Fund Shares                       5.88%           3.66%


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED OCTOBER 31, 2003)
RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          14.87%           5.06%
Return After Taxes on Distributions          14.87%           5.06%
Return After Taxes on Distributions
and Sale of Fund Shares                       9.67%           4.34%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          13.87%           5.06%
Return After Taxes on Distributions          13.87%           5.06%
Return After Taxes on Distributions
and Sale of Fund Shares                       9.02%           4.34%


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED OCTOBER 31, 2003)
RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          14.87%           4.31%
Return After Taxes on Distributions          14.87%           4.31%
Return After Taxes on Distributions
and Sale of Fund Shares                       9.67%           3.71%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           9.87%           3.60%
Return After Taxes on Distributions           9.87%           3.60%
Return After Taxes on Distributions
and Sale of Fund Shares                       6.42%          -3.09%


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED OCTOBER 31, 2003)
RETURNS AT NET ASSET VALUE (NAV) (CLASS D)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                          14.87%         -0.42%
Return After Taxes on Distributions          14.87%         -0.42%
Return After Taxes on Distributions
and Sale of Fund Shares                       9.66%         -0.36%

RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS D)

                                          ONE YEAR    LIFE OF FUND
Return Before Taxes                           9.87%         -1.95%
Return After Taxes on Distributions           9.87%         -1.95%
Return After Taxes on Distributions
and Sale of Fund Shares                       6.41%         -1.66%

Class A commenced operations on 12/27/99. Class B commenced operations on 1/18/00. Class C commenced operations on 1/24/00. Class D commenced operations on 3/15/01. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Distributions and Sale of Fund shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2003

ASSETS

Investment in Tax-Managed Value Portfolio, at value
    (identified cost, $507,739,352)                                                 $   623,024,178
Receivable for Fund shares sold                                                           1,025,968
---------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                        $   624,050,146
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                    $       961,472
Payable to affiliate for distribution and service fees                                      125,850
Payable to affiliate for Trustees' fees                                                          84
Accrued expenses                                                                            186,613
---------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                   $     1,274,019
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                          $   622,776,127
---------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                     $   631,284,647
Accumulated net realized loss from Portfolio (computed on the basis of
    identified cost)                                                                   (126,043,372)
Accumulated undistributed net investment income                                           2,250,026
Net unrealized appreciation from Portfolio (computed on the basis of
    identified cost)                                                                    115,284,826
---------------------------------------------------------------------------------------------------
TOTAL                                                                               $   622,776,127
---------------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                          $   211,918,398
SHARES OUTSTANDING                                                                       17,006,211
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest outstanding)               $         12.46
MAXIMUM OFFERING PRICE PER SHARE
    (100 DIVIDED BY 94.25 of $12.46)                                                $         13.22
---------------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                          $   203,664,879
SHARES OUTSTANDING                                                                       17,349,160
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest outstanding)               $         11.74
---------------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                          $   197,385,107
SHARES OUTSTANDING                                                                       16,384,697
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest outstanding)               $         12.05
---------------------------------------------------------------------------------------------------

CLASS D SHARES

NET ASSETS                                                                          $     9,807,743
SHARES OUTSTANDING                                                                          991,903
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest outstanding)               $          9.89
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2003

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $233,888)                 $    11,997,147
Interest allocated from Portfolio                                                           159,668
Expenses allocated from Portfolio                                                        (3,923,518)
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                                $     8,233,297
---------------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                                  $       836,390
Trustees' fees and expenses                                                                   2,802
Distribution and service fees
    Class A                                                                                 468,964
    Class B                                                                               1,824,607
    Class C                                                                               1,795,069
    Class D                                                                                  80,403
Transfer and dividend disbursing agent fees                                                 738,935
Printing and postage                                                                         79,210
Custodian fee                                                                                34,510
Legal and accounting services                                                                18,746
Registration fees                                                                            12,693
+Miscellaneous                                                                               17,017
---------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                      $     5,909,346
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                               $     2,323,951
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
    Investment transactions (identified cost basis)                                 $     5,736,991
    Foreign currency transactions                                                             1,649
---------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                   $     5,738,640
---------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                                             $    72,358,539
    Foreign currency                                                                         (3,138)
---------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                $    72,355,401
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                    $    78,094,041
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                          $    80,417,992
---------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                             YEAR ENDED          YEAR ENDED
                                                             OCTOBER 31, 2003    OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
Net investment income (loss)                                  $     2,323,951     $      (308,404)
    Net realized gain (loss)                                        5,738,640         (86,825,092)
    Net change in unrealized
         appreciation (depreciation)                               72,355,401          19,989,833
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                           $    80,417,992     $   (67,143,663)
-------------------------------------------------------------------------------------------------
Distributions to shareholders --
    From net investment income
         Class A                                              $       (75,607)    $            --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           $       (75,607)    $            --
-------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
    Proceeds from sale of shares
         Class A                                              $    65,585,256     $   106,310,622
         Class B                                                   37,349,052          90,805,639
         Class C                                                   51,087,833          97,708,102
         Class D                                                    2,525,915           6,075,892
    Net asset value of shares issued to
         shareholders in payment of
         distributions declared
         Class A                                                       62,855                  --
    Cost of shares redeemed
         Class A                                                  (63,428,122)        (56,213,814)
         Class B                                                  (34,564,639)        (41,090,618)
         Class C                                                  (52,119,008)        (41,635,223)
         Class D                                                   (1,173,727)         (2,934,823)
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
    SHARE TRANSACTIONS                                        $     5,325,415     $   159,025,777
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                    $    85,667,800     $    91,882,114
-------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                          $   537,108,327     $   445,226,213
-------------------------------------------------------------------------------------------------
AT END OF YEAR                                                $   622,776,127     $   537,108,327
-------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS

AT END OF YEAR                                                $     2,250,026     $            --
-------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                               ---------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------------------------
                                                                   2003             2002             2001            2000(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $     10.770     $     11.770     $     12.150     $     10.000
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                                   $      0.101     $      0.051     $      0.012     $     (0.002)
Net realized and unrealized gain (loss)                               1.594           (1.051)          (0.392)           2.152
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $      1.695     $     (1.000)    $     (0.380)    $      2.150
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                     $     (0.005)    $         --     $         --     $         --
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                            $     (0.005)    $         --     $         --     $         --
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $     12.460     $     10.770     $     11.770     $     12.150
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                       15.74%           (8.50)%          (3.13)%          21.50%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                        $    211,918     $    181,588     $    152,849     $     30,140
Ratios (As a percentage of average daily net assets):
    Expenses(3)                                                        1.27%            1.26%            1.29%            1.71%(4)
    Net investment income (loss)                                       0.91%            0.44%            0.17%           (0.06)%(4)
Portfolio Turnover of the Portfolio                                      76%             213%              45%(5)           --
Portfolio Turnover of the Fund(6)                                        --               --               83%             128%
------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, December 27, 1999, to October 31, 2000.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

(5) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(6) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

                       See notes to financial statements.

                                                                                           CLASS B
                                                               ---------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------------------------
                                                                   2003             2002             2001            2000(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $     10.220     $     11.250     $     11.710     $     10.000
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                                   $      0.017     $     (0.034)    $     (0.039)    $     (0.029)
Net realized and unrealized gain (loss)                               1.503           (0.996)          (0.421)           1.739
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $      1.520     $     (1.030)    $     (0.460)    $      1.710
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $     11.740     $     10.220     $     11.250     $     11.710
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                       14.87%           (9.16)%          (3.93)%          17.10%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                        $    203,665     $    174,951     $    147,570     $     20,690
Ratios (As a percentage of average daily net assets):
     Expenses(3)                                                       2.02%            2.01%            2.04%            2.45%(4)
     Net investment income (loss)                                      0.16%           (0.31)%          (0.59)%          (0.78)%(4)
Portfolio Turnover of the Portfolio                                      76%             213%              45%(5)           --
Portfolio Turnover of the Fund(6)                                        --               --               83%             128%
------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, January 18, 2000, to October 31, 2000.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

(5) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(6) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

                       See notes to financial statements.

                                                                                            CLASS C
                                                               ---------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                               ---------------------------------------------------------------
                                                                   2003             2002             2001            2000(1)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $     10.490     $     11.550     $     12.020     $     10.000
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                                   $      0.018     $     (0.034)    $     (0.041)    $     (0.027)
Net realized and unrealized gain (loss)                               1.542           (1.026)          (0.429)           2.047
------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $      1.560     $     (1.060)    $     (0.470)    $      2.020
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $     12.050     $     10.490     $     11.550     $     12.020
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                       14.87%           (9.18)%          (3.91)%          20.20%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                        $    197,385     $    173,306     $    139,653     $     18,494
Ratios (As a percentage of average daily net assets):
     Expenses(3)                                                       2.02%            2.01%            2.04%            2.46%(4)
     Net investment income (loss)                                      0.16%           (0.31)%          (0.59)%          (0.81)%(4)
Portfolio Turnover of the Portfolio                                      76%             213%              45%(5)           --
Portfolio Turnover of the Fund(6)                                        --               --               83%             128%
------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, January 24, 2000, to October 31, 2000.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

(5) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(6) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

                       See notes to financial statements.

                                                                               CLASS D
                                                               ----------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                               ----------------------------------------
                                                                  2003           2002          2001(1)
-------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $    8.610     $    9.480     $   10.000
-------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                                   $    0.014     $   (0.028)    $   (0.021)
Net realized and unrealized gain (loss)                             1.266         (0.842)        (0.499)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $    1.280     $   (0.870)    $   (0.520)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $    9.890     $    8.610     $    9.480
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                                     14.87%         (9.18)%        (5.20)%
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's omitted)                        $    9,808     $    7,263     $    5,154
Ratios (As a percentage of average daily net assets):
     Expenses(3)                                                     2.02%          2.01%          2.03%(4)
     Net investment income (loss)                                    0.17%         (0.30)%        (0.65)%(4)
Portfolio Turnover of the Portfolio                                    76%           213%            45%(5)
Portfolio Turnover of the Fund(6)                                      --             --             83%
-------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, March 15, 2001, to October 31, 2001.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

(5) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

(6) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.

                      See notes to financial statements.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2003
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C, and Class D shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class D shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (92.5% at October 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1 A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $124,101,791 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($84,709,232) and on October 31, 2010 ($39,392,559).

   D EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   E OTHER -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                              YEAR ENDED OCTOBER 31,
                                                             ------------------------
   CLASS A                                                      2003          2002
   ----------------------------------------------------------------------------------
   Sales                                                      5,900,074     8,685,308
   Issued to shareholders electing to receive
   payments of distributions in Fund shares                       5,918            --
   Redemptions                                               (5,756,750)   (4,812,335)
   ----------------------------------------------------------------------------------

   NET INCREASE                                                 149,242     3,872,973
   ----------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                                             ------------------------
   CLASS B                                                      2003          2002
   ----------------------------------------------------------------------------------
   Sales                                                      3,567,336     7,774,377
   Redemptions                                               (3,336,368)   (3,770,456)
   ----------------------------------------------------------------------------------

   NET INCREASE                                                 230,968     4,003,921
   ----------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                                             ------------------------
   CLASS C                                                      2003          2002
   ----------------------------------------------------------------------------------
   Sales                                                      4,749,340     8,160,826
   Redemptions                                               (4,888,981)   (3,730,005)
   ----------------------------------------------------------------------------------

   NET INCREASE (DECREASE)                                     (139,641)    4,430,821
   ----------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                                             ------------------------
   CLASS D                                                      2003          2002
   ----------------------------------------------------------------------------------
   Sales                                                        281,728       617,403
   Redemptions                                                 (133,553)     (317,381)
   ----------------------------------------------------------------------------------

   NET INCREASE                                                 148,175       300,022
   ----------------------------------------------------------------------------------

4  TRANSACTIONS WITH AFFILIATES

   The administrative fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2003, the administration fee amounted to $836,390. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administrative fees earned by EVM and BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $86,782 as its portion of the sales charge on sales of Class A for the year ended October 31, 2003.

   EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2003, EVM earned $60,300 in sub-transfer agent fees from the Fund.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan), and Class D shares (Class D plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B, Class C, and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C, and Class D shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25%, and 5% of the aggregate amount received by the Fund for the Class B, Class C, and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,368,455, $1,346,302, and $60,302 for Class B, Class C, and
   Class D shares, respectively, to or payable to EVD for the year ended October 31, 2003, representing 0.75% of the average daily net assets for Class B, Class C, and Class D shares. At October 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $6,953,000, $17,499,000, and $446,000 for Class B, Class C, and Class D shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, and Class D shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2003 amounted to $468,964, $456,152, $448,767 and $20,101 for Class A, Class B, Class C, and
   Class D shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

   No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B, Class C, and Class D redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B, Class C, and Class D Plans (see Note 5). CDSC received on Class B, Class C, and Class D redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $589,000, $22,000, and $42,000 of CDSC paid by shareholders for Class B shares, Class C shares, and Class D shares, respectively, for the year ended October 31, 2003.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $157,108,963 and $157,600,993, respectively, for the year ended October 31, 2003.

8  SHAREHOLDER MEETING

   The Fund held a Special Meeting of Shareholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                          NUMBER OF SHARES
                                     ----------------------------
   NOMINEE FOR TRUSTEE                 AFFIRMATIVE     WITHHOLD
   --------------------------------------------------------------
   Jessica M. Bibliowicz                37,559,534      653,152
   Donald R. Dwight                     37,552,589      660,097
   James B. Hawkes                      37,594,676      618,009
   Samuel L. Hayes, III                 37,550,500      662,186
   William H. Park                      37,588,087      624,599
   Norton H. Reamer                     37,561,186      651,500
   Lynn A. Stout                        37,569,156      643,530

   Each Nominee was also elected a Trustee of the Portfolio. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Trust.

EATON VANCE TAX-MANAGED VALUE FUND as of October 31, 2003
INDEPENDENT AUDITORS' REPORT


TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years in the three year period then ended and for the period ended October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund at October 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2003
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 99.1%

SECURITY                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 3.5%

General Dynamics Corp.                                              150,000     $    12,555,000
Northrop Grumman Corp.                                               73,500           6,570,900
United Technologies Corp.                                            55,000           4,657,950
-----------------------------------------------------------------------------------------------
                                                                                $    23,783,850
-----------------------------------------------------------------------------------------------

AUTO PARTS AND EQUIPMENT -- 0.5%

BorgWarner, Inc.                                                     46,000     $     3,661,140
-----------------------------------------------------------------------------------------------
                                                                                $     3,661,140
-----------------------------------------------------------------------------------------------

BANKS-REGIONAL -- 14.4%

Bank of America Corp.                                               170,000     $    12,874,100
Bank One Corp.                                                      150,000           6,367,500
Charter One Financial, Inc.                                         108,000           3,451,680
FleetBoston Financial Corp.                                         260,000          10,501,400
SouthTrust Corp.                                                    220,000           7,007,000
TCF Financial Corp.                                                 150,000           7,827,000
UnionBanCal Corp.                                                   140,000           7,583,800
Wachovia Corp.                                                      300,000          13,761,000
Washington Mutual, Inc.                                             304,500          13,321,875
Wells Fargo & Co.                                                   255,000          14,361,600
-----------------------------------------------------------------------------------------------
                                                                                $    97,056,955
-----------------------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 3.0%

Clear Channel Communications, Inc.                                  230,000     $     9,388,600
Comcast Corp., Class A(1)                                           325,000          11,024,000
-----------------------------------------------------------------------------------------------
                                                                                $    20,412,600
-----------------------------------------------------------------------------------------------

BUILDING PRODUCTS -- 1.1%

Lennar Corp.                                                         80,000     $     7,348,000
-----------------------------------------------------------------------------------------------
                                                                                $     7,348,000
-----------------------------------------------------------------------------------------------

CHEMICALS -- 1.7%

Air Products and Chemicals, Inc.                                    247,000     $    11,216,270
-----------------------------------------------------------------------------------------------
                                                                                $    11,216,270
-----------------------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 0.6%

Service Master Co. (The)                                            327,000     $     3,750,690
-----------------------------------------------------------------------------------------------
                                                                                $     3,750,690
-----------------------------------------------------------------------------------------------

COMMUNICATIONS SERVICES -- 5.7%

ALLTEL Corp.                                                        233,500     $    11,037,545
BellSouth Corp.                                                     225,000           5,919,750
SBC Communications, Inc.                                            527,000          12,637,460
Verizon Communications, Inc.                                        267,600           8,991,360
-----------------------------------------------------------------------------------------------
                                                                                $    38,586,115
-----------------------------------------------------------------------------------------------

COMPUTERS AND BUSINESS EQUIPMENT -- 3.9%

Diebold, Inc.                                                       106,000     $     6,048,360
Hewlett-Packard Co.                                                 298,000           6,648,380
International Business Machines Corp.                               150,000          13,422,000
-----------------------------------------------------------------------------------------------
                                                                                $    26,118,740
-----------------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING -- 0.8%

Emerson Electric Co.                                                100,500     $     5,703,375
-----------------------------------------------------------------------------------------------
                                                                                $     5,703,375
-----------------------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 6.9%

ALLETE, Inc.                                                        150,000     $     4,531,500
Dominion Resources, Inc.                                            155,000           9,548,000
Entergy Corp.                                                       176,000           9,486,400
Exelon Corp.                                                        188,000          11,928,600
Firstenergy Corp.                                                    50,000           1,719,500
FPL Group, Inc.                                                     150,000           9,561,000
-----------------------------------------------------------------------------------------------
                                                                                $    46,775,000
-----------------------------------------------------------------------------------------------

ENTERTAINMENT -- 0.5%

Time Warner, Inc.(1)                                                212,500     $     3,249,125
-----------------------------------------------------------------------------------------------
                                                                                $     3,249,125
-----------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 6.9%

Citigroup, Inc.                                                     335,000     $    15,879,000
Countrywide Financial Corp.                                          32,000           3,363,840
Fannie Mae                                                          105,000           7,527,450
First Data Corp.                                                    158,000           5,640,600
J.P. Morgan Chase & Co.                                             185,000           6,641,500
National Commerce Financial Corp.                                   265,000           7,279,550
-----------------------------------------------------------------------------------------------
                                                                                $    46,331,940
-----------------------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------
FOODS -- 2.3%

Nestle SA(2)                                                         35,500     $     7,792,586
Sara Lee Corp.                                                      375,000           7,473,750
-----------------------------------------------------------------------------------------------
                                                                                $    15,266,336
-----------------------------------------------------------------------------------------------

HEALTH CARE SERVICES -- 0.7%

Caremark Rx, Inc.(1)                                                175,000     $     4,383,750
-----------------------------------------------------------------------------------------------
                                                                                $     4,383,750
-----------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 1.8%

Kimberly-Clark Corp.                                                145,000     $     7,657,450
Unilever NV                                                          72,000           4,222,800
-----------------------------------------------------------------------------------------------
                                                                                $    11,880,250
-----------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY AND MANAGEMENT CONSULTING -- 0.7%

Accenture Ltd., Class A(1)(2)                                       204,000     $     4,773,600
-----------------------------------------------------------------------------------------------
                                                                                $     4,773,600
-----------------------------------------------------------------------------------------------

INSURANCE -- 5.3%

Allstate Corp. (The)                                                150,000     $     5,925,000
Marsh & McLennan Cos., Inc.                                          75,000           3,206,250
MetLife, Inc.                                                       450,000          14,130,000
Progressive Corp.                                                    97,000           7,158,600
XL Capital Ltd., Class A(2)                                          75,000           5,212,500
-----------------------------------------------------------------------------------------------
                                                                                $    35,632,350
-----------------------------------------------------------------------------------------------

INVESTMENT SERVICES -- 4.7%

Franklin Resources, Inc.                                             73,000     $     3,461,660
Goldman Sachs Group, Inc.                                           113,500          10,657,650
Merrill Lynch & Co., Inc.                                           165,000           9,768,000
Morgan Stanley                                                      146,500           8,038,455
-----------------------------------------------------------------------------------------------
                                                                                $    31,925,765
-----------------------------------------------------------------------------------------------

LEISURE AND TOURISM -- 0.5%

Carnival Corp.(2)                                                   100,000     $     3,491,000
-----------------------------------------------------------------------------------------------
                                                                                $     3,491,000
-----------------------------------------------------------------------------------------------

MACHINERY -- 1.4%

Deere and Co.                                                       150,000     $     9,093,000
-----------------------------------------------------------------------------------------------
                                                                                $     9,093,000
-----------------------------------------------------------------------------------------------

MEDICAL - DRUGS -- 3.5%

Cardinal Health, Inc.                                               140,000     $     8,307,600
Pfizer, Inc.                                                        245,000           7,742,000
Wyeth                                                               172,000           7,592,080
-----------------------------------------------------------------------------------------------
                                                                                $    23,641,680
-----------------------------------------------------------------------------------------------

METALS - INDUSTRIAL -- 2.1%

Alcoa, Inc.                                                         445,000     $    14,048,650
-----------------------------------------------------------------------------------------------
                                                                                $    14,048,650
-----------------------------------------------------------------------------------------------

OIL AND GAS - EQUIPMENT AND SERVICES -- 2.6%

GlobalSantaFe Corp.                                                 368,000     $     8,283,680
Noble Corp.(1)                                                      273,000           9,372,090
-----------------------------------------------------------------------------------------------
                                                                                $    17,655,770
-----------------------------------------------------------------------------------------------

OIL AND GAS - INTEGRATED -- 7.0%

ChevronTexaco Corp.                                                 150,000     $    11,145,000
ConocoPhillips                                                      225,000          12,858,750
Exxon Mobil Corp.                                                   305,000          11,156,900
Occidental Petroleum Corp.                                          340,000          11,988,400
-----------------------------------------------------------------------------------------------
                                                                                $    47,149,050
-----------------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 1.9%

Weyerhaeuser Co.                                                    209,000     $    12,588,070
-----------------------------------------------------------------------------------------------
                                                                                $    12,588,070
-----------------------------------------------------------------------------------------------

PUBLISHING -- 1.8%

Gannett Co., Inc.                                                   148,000     $    12,448,280
-----------------------------------------------------------------------------------------------
                                                                                $    12,448,280
-----------------------------------------------------------------------------------------------

REITS -- 2.7%

AMB Property Corp.                                                  112,500     $     3,373,875
Avalonbay Communities, Inc.                                          75,000           3,425,250
General Growth Properties, Inc.                                      50,000           3,825,000
Public Storage, Inc.                                                 90,000           3,600,000
Vornado Realty Trust                                                 75,000           3,791,250
-----------------------------------------------------------------------------------------------
                                                                                $    18,015,375
-----------------------------------------------------------------------------------------------

RESTAURANTS -- 1.0%

McDonald's Corp.                                                    270,000     $     6,752,700
-----------------------------------------------------------------------------------------------
                                                                                $     6,752,700
-----------------------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                                         SHARES         VALUE
-----------------------------------------------------------------------------------------------
RETAIL - SPECIALTY AND APPAREL -- 4.6%

Sears, Roebuck & Co.                                                187,000     $     9,841,810
Target Corporation                                                  196,000           7,789,040
TJX Companies, Inc.                                                 625,000          13,118,750
-----------------------------------------------------------------------------------------------
                                                                                $    30,749,600
-----------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT MANUFACTURING -- 1.4%

Motorola, Inc.                                                      250,000     $     3,382,500
Nokia Corp. - Sponsored ADR                                         375,000           6,371,250
-----------------------------------------------------------------------------------------------
                                                                                $     9,753,750
-----------------------------------------------------------------------------------------------

TOBACCO -- 1.4%

Altria Group, Inc.                                                  207,000     $     9,625,500
-----------------------------------------------------------------------------------------------
                                                                                $     9,625,500
-----------------------------------------------------------------------------------------------

TRANSPORT - SERVICES -- 0.8%

FedEx Corp.                                                          68,500     $     5,189,560
-----------------------------------------------------------------------------------------------
                                                                                $     5,189,560
-----------------------------------------------------------------------------------------------

TRANSPORTATION -- 1.4%

Union Pacific Corp.                                                 150,000     $     9,390,000
-----------------------------------------------------------------------------------------------
                                                                                $     9,390,000
-----------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST, $544,840,422)                                              $   667,447,836
-----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.9%

                                            PRINCIPAL
                                            AMOUNT
SECURITY                                    (000'S OMITTED)    VALUE
---------------------------------------------------------------------------------
Investors Bank & Trust Company
Time Deposit, 1.08%, 11/3/03                   $  6,285        $        6,285,000
---------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $6,285,000)                             $        6,285,000
---------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 100.0%
   (IDENTIFIED COST, $551,125,422)                             $      673,732,836
---------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (0.0)%                       $         (321,018)
---------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                           $      673,411,818
---------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1) Non-income producing security.

(2) Foreign security.

                       See notes to financial statements.

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2003

ASSETS

Investments, at value (identified cost, $551,125,422)          $      673,732,836
Cash                                                                       14,750
Receivable for investments sold                                         1,486,355
Interest and dividends receivable                                       1,177,941
Tax reclaim receivable                                                     27,700
---------------------------------------------------------------------------------
TOTAL ASSETS                                                   $      676,439,582
---------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                              $        2,934,826
Payable to affiliate for Trustees' fees                                       433
Accrued expenses                                                           92,505
---------------------------------------------------------------------------------
TOTAL LIABILITIES                                              $        3,027,764
---------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO      $      673,411,818
---------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals        $      550,803,474
Net unrealized appreciation (computed on the basis
  of identified cost)                                                 122,608,344
---------------------------------------------------------------------------------
TOTAL                                                          $      673,411,818
---------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2003

INVESTMENT INCOME

Dividends (net of foreign taxes, $250,503)                     $       12,833,476
Interest                                                                  170,267
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        $       13,003,743
---------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                         $        3,855,245
Trustees' fees and expenses                                                17,909
Custodian fee                                                             242,992
Legal and accounting services                                              61,693
Miscellaneous                                                              18,751
---------------------------------------------------------------------------------
TOTAL EXPENSES                                                 $        4,196,590
---------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          $        8,807,153
---------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)             $        5,318,368
   Foreign currency transactions                                            1,666
---------------------------------------------------------------------------------
NET REALIZED GAIN                                              $        5,320,034
---------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $       78,815,664
   Foreign currency                                                        (3,282)
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)           $       78,812,382
---------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                               $       84,132,416
---------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $       92,939,569
---------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2003    OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

From operations --
   Net investment income                                       $     8,807,153     $     5,774,040
   Net realized gain (loss)                                          5,320,034         (90,144,892)
   Net change in unrealized
     appreciation (depreciation)                                    78,812,382          20,856,370
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                            $    92,939,569     $   (63,514,482)
--------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                               $   177,743,922     $   331,362,431
   Withdrawals                                                    (159,632,380)       (147,934,370)
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                        $    18,111,542     $   183,428,061
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                     $   111,051,111     $   119,913,579
--------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                           $   562,360,707     $   442,447,128
--------------------------------------------------------------------------------------------------
AT END OF YEAR                                                 $   673,411,818     $   562,360,707
--------------------------------------------------------------------------------------------------

                       See notes to financial statements.

SUPPLEMENTARY DATA

                                                                     YEAR ENDED OCTOBER 31,
                                                        -----------------------------------------------
                                                              2003       2002            2001(1)
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                     0.70%          0.72%           0.70%(2)
   Net investment income                                        1.47%          0.99%           0.69%(2)
Portfolio Turnover                                                76%           213%             45%
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                16.40%         (7.99)%            --
-------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000's OMITTED)                 $    673,412   $    562,361    $    442,447
-------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, July 23, 2001, to October 31, 2001.

(2)  Annualized.

(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                      See notes to financial statements.

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2003
NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio, which was organized as a trust under the laws of the state of New York on February 13, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value securities, primarily in well-established U.S. companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2003, the Eaton Vance Tax-Managed Value Fund held approximately 92.5% interest in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the-counter options are normally valued at the mean between the latest bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D FINANCIAL FUTURES CONTRACT -- Upon entering a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   E EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G OTHER -- Investment transactions are accounted for on a trade date basis.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 13/240 of 1% (equal to 0.650% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2003, the advisory fee amounted to $3,855,245. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2003, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $476,198,180 and $440,937,641, respectively, for the year ended October 31, 2003.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2003, as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                           $  553,346,989
   -------------------------------------------------------
   Gross unrealized appreciation            $  120,682,952
   Gross unrealized depreciation                  (297,105)
   -------------------------------------------------------
   NET UNREALIZED APPRECIATION              $  120,385,847
   -------------------------------------------------------

5  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2003.

6  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2003.

7  INTERESTHOLDER MEETING

   The Portfolio held a Special Meeting of Interestholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                    INTEREST IN THE PORTFOLIO
                                    -------------------------
   NOMINEE FOR TRUSTEE              AFFIRMATIVE      WITHHOLD
   ----------------------------------------------------------
   Jessica M. Bibliowicz                98%             2%
   Donald R. Dwight                     98%             2%
   James B. Hawkes                      98%             2%
   Samuel L. Hayes, III                 98%             2%
   William H. Park                      98%             2%
   Norton H. Reamer                     98%             2%
   Lynn A. Stout                        98%             2%

   Results are rounded to the nearest whole number. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Portfolio.

TAX-MANAGED VALUE PORTFOLIO as of October 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Value Portfolio (the Portfolio) as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and the supplementary data for the two years ended October 31, 2003 and 2002, and for the period ended October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Value Portfolio at October 31, 2003, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

EATON VANCE TAX-MANAGED VALUE FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                         POSITION(S)      TERM OF                                   NUMBER OF PORTFOLIOS
                          WITH THE       OFFICE AND                                   IN FUND COMPLEX
       NAME AND         TRUST AND THE    LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY
    DATE OF BIRTH         PORTFOLIO       SERVICE        DURING PAST FIVE YEARS          TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz      Trustee      Trustee of    President and Chief                    192             Director of National
11/28/59                                 the Trust    Executive Officer of                                    Financial Partners
                                        since 1998;   National Financial Partners
                                          of the      (financial services company)
                                         Portfolio    (since April 1999).
                                        since 2001    President and Chief
                                                      Operating Officer of John A.
                                                      Levin & Co. (registered
                                                      investment adviser) (July
                                                      1997 to April 1999) and a
                                                      Director of Baker, Fentress
                                                      & Company, which owns John
                                                      A. Levin & Co. (July 1997 to
                                                      April 1999). Ms. Bibliowicz
                                                      is an interested person
                                                      because of her affiliation
                                                      with a brokerage firm.

James B. Hawkes            Trustee      Trustee of    Chairman, President and                194                Director of EVC
11/9/41                                  the Trust    Chief Executive Officer of
                                        since 1991;   BMR, EVC, EVM and EV;
                                          of the      Director of EV; Vice
                                         Portfolio    President and Director of
                                        since 2001    EVD. Trustee and/or officer
                                                      of 194 registered investment
                                                      companies in the Eaton Vance
                                                      Fund Complex. Mr.Hawkes is
                                                      an interested person because
                                                      of his positions with BMR,
                                                      EVM, EVC and EV, which are
                                                      affiliates of the Trust and
                                                      the Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III       Trustee      Trustee of    Jacob H. Schiff Professor of           194          Director of Tiffany & Co.
2/23/35                                  the Trust    Investment Banking Emeritus,                        (specialty retailer) and
                                        since 1986;   Harvard University Graduate                                Telect, Inc.
                                          of the      School of Business                                     (telecommunication
                                         Portfolio    Administration.                                         services company)
                                        since 2001

William H. Park            Trustee      Since 2003    President and Chief                    191                     None
9/19/47                                               Executive Officer, Prizm
                                                      Capital Management, LLC
                                                      (investment management firm)
                                                      (since 2002). Executive Vice
                                                      President and Chief
                                                      Financial Officer, United
                                                      Asset Management Corporation
                                                      (a holding company owning
                                                      institutional investment
                                                      management firms)
                                                      (1982-2001).

Ronald A. Pearlman         Trustee      Since 2003    Professor of Law, Georgetown           191                     None
7/10/40                                               University Law Center (since
                                                      1999). Tax Partner Covington
                                                      & Burling, Washington, DC
                                                      (1991-2000).

                         POSITION(S)      TERM OF                                   NUMBER OF PORTFOLIOS
                          WITH THE       OFFICE AND                                   IN FUND COMPLEX
  NAME AND              TRUST AND THE    LENGTH OF       PRINCIPAL OCCUPATION(S)        OVERSEEN BY
DATE OF BIRTH             PORTFOLIO       SERVICE        DURING PAST FIVE YEARS          TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer           Trustee      Trustee of    President and Chief                    194                     None
9/21/35                                  the Trust    Executive Officer of Asset
                                        since 1986;   Management Finance Corp. (a
                                          of the      specialty finance company
                                         Portfolio    serving the investment
                                        since 2001    management industry) (since
                                                      October 2003). President,
                                                      Unicorn Corporation (an
                                                      investment and financial
                                                      advisory services company)
                                                      (since September 2000).
                                                      Formerly, Chairman, Hellman,
                                                      Jordan Management Co., Inc.
                                                      (an investment management
                                                      company) (2000-2003).
                                                      Formerly, Advisory Director
                                                      of Berkshire Capital
                                                      Corporation (investment
                                                      banking firm) (2002-2003).
                                                      Formerly, Chairman of the
                                                      Board, United Asset
                                                      Management Corporation (a
                                                      holding company owning
                                                      institutional investment
                                                      management firms) and
                                                      Chairman, President and
                                                      Director, UAM Funds (mutual
                                                      funds) (1980-2000).

Lynn A. Stout              Trustee      Trustee of    Professor of Law,                      194                     None
9/14/57                                  the Trust    University of California
                                        since 1998;   at Los Angeles School of
                                          of the      Law (since July 2001).
                                         Portfolio    Formerly, Professor of
                                        since 2001    Law, Georgetown
                                                      University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                   POSITION(S)                  TERM OF
                                    WITH THE                   OFFICE AND
       NAME AND                   TRUST AND THE                 LENGTH OF                PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH                  PORTFOLIO                    SERVICE                 DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.           President of the Trust           Since 2002           Executive Vice President of EVM,
5/31/58                                                                             BMR, EVC and EV; Chief
                                                                                    Investment Officer of EVM and
                                                                                    BMR and Director of EVC. Chief
                                                                                    Executive Officer of Belair
                                                                                    Capital Fund LLC, Belcrest
                                                                                    Capital Fund LLC, Belmar Capital
                                                                                    Fund LLC, Belport Capital Fund
                                                                                    LLC and Belrose Capital Fund LLC
                                                                                    (private investment companies
                                                                                    sponsored by EVM). Officer of 53
                                                                                    registered investment companies
                                                                                    managed by EVM or BMR.

William H. Ahern, Jr.         Vice President of the            Since 1995           Vice President of EVM and BMR.
7/28/59                               Trust                                         Officer of 35 registered
                                                                                    investment companies managed by
                                                                                    EVM or BMR.

Thomas J. Fetter              Vice President of the            Since 1997           Vice President of EVM and BMR.
8/20/43                               Trust                                         Trustee and President of The
                                                                                    Massachusetts Health & Education
                                                                                    Tax-Exempt Trust. Officer of 127
                                                                                    registered investment companies
                                                                                    managed by EVM or BMR.

Michael R. Mach                   Vice President           Vice President of        Vice President of EVM and BMR.
7/15/47                                                     the Trust since         Previously, Managing Director
                                                             1999; of the           and Senior Analyst for Robertson
                                                              Portfolio             Stephens (1998-1999). Officer of
                                                              since 2001            25 registered investment
                                                                                    companies managed by EVM or BMR.

Robert B. MacIntosh           Vice President of the            Since 1998           Vice President of EVM and BMR.
1/22/57                               Trust                                         Officer of 127 registered
                                                                                    investment companies managed by
                                                                                    EVM or BMR.

Duncan W. Richardson          Vice President of the        Vice President of        Senior Vice President and Chief
10/26/57                     Trust; President of the        the Trust since         Equity Investment Officer of EVM
                                    Portfolio               2001; President         and BMR. Officer of 41 registered
                                                           of the Portfolio         investment companies managed by
                                                              since 2002            EVM or BMR.

Walter A. Row, III            Vice President of the            Since 2001           Director of Equity Research and
7/20/57                               Trust                                         a Vice President of EVM and BMR.
                                                                                    Officer of 22 registered
                                                                                    investment companies managed by
                                                                                    EVM or BMR.

Judith A. Saryan              Vice President of the            Since 2003           Vice President of EVM and BMR.
8/21/54                               Trust                                         Previously, Portfolio Manager
                                                                                    and Equity Analyst for State
                                                                                    Street Global Advisers
                                                                                    (1980-1999). Officer of 24
                                                                                    registered investment companies
                                                                                    managed by EVM or BMR.

                                   POSITION(S)                  TERM OF
                                    WITH THE                   OFFICE AND
       NAME AND                   TRUST AND THE                 LENGTH OF                PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH                  PORTFOLIO                    SERVICE                 DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)

Susan Schiff                  Vice President of the            Since 2002           Vice President of EVM and BMR.
3/13/61                               Trust                                         Officer of 26 registered
                                                                                    investment companies managed by
                                                                                    EVM or BMR.

Alan R. Dynner                     Secretary              Secretary of the Trust    Vice President, Secretary and
10/10/40                                                    since 1997; of the      Chief Legal Officer of BMR, EVM,
                                                           Portfolio since 2001     EVD, EV and EVC. Officer of 194
                                                                                    registered investment companies
                                                                                    managed by EVM or BMR. Officer
                                                                                    of 194 registered investment
                                                                                    companies managed by EVM or BMR.

Barbara E. Campbell             Treasurer of the              Since 2002(2)         Vice President of EVM and BMR.
6/19/57                            Portfolio                                        Officer of 194 registered
                                                                                    investment companies managed by
                                                                                    EVM or BMR.

James L. O'Connor               Treasurer of the               Since 1989           Vice President of BMR, EVM and
4/1/45                               Trust                                          EVD. Officer of 115 registered
                                                                                    investment companies managed by
                                                                                    EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                INVESTMENT ADVISER OF TAX-MANAGED VALUE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


               ADMINISTRATOR OF EATON VANCE TAX-MANAGED VALUE FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260


                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116


                                 TRANSFER AGENT
                                   PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                 P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122


                              INDEPENDENT AUDITORS
                             DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                             BOSTON, MA 02116-5022


                       EATON VANCE TAX-MANAGED VALUE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

501-12/03                                                                  TVSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and

Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES


Not required in this filing.


ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)       Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)    Treasurer's Section 302 certification.

(a)(2)(ii)   President's Section 302 certification.
(b)          Combined Section 906 certification.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust (On behalf of Eaton Vance Tax-Managed Value Fund)
--------------------------------------------------------------------------------


By:    /s/ Thomas E. Faust Jr.
       ----------------------------
       Thomas E. Faust Jr.
       President


Date:  December 16, 2003
       -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ James L. O'Connor
       ----------------------------
       James L. O'Connor
       Treasurer


Date:  December 16, 2003
       -----------------


By:      /s/ Thomas E. Faust Jr.
       ----------------------------
       Thomas E. Faust Jr.
       President


Date:  December 16, 2003
       -----------------